UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 12, 2018

GENETHERA, INC.

(Exact name of Registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	000-27237 (Commission File Number)	65-0622463 (IRS Employer Identification No.)

6860 Broadway Denver, CO (Address of principal executive offices)		80221 (Zip Code)

Registrant's telephone number, including area code (303) 955-0190

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 12, 2018, the Chairman of the Board was forced to terminate its engagement relationship with Fruci & Associates II, PLLC CPA Firm, its former independent auditors. There were no disagreements or disputed matters between the Company and Kory Robert Kolterman on any matter of accounting principles or practices, financial statement disclosures, or any matters concerning or related to auditing scope or procedure.

On September 12, 2018 the Board of Directors unanimously voted to formally engage BFBorgers, CPA, PC Certified Public Accountants as the Company’s new independent auditors for the year ended December 31, 2017 and also for the year ended December 31, 2018 including all quarterly reviews and audits thereafter.

ITEM 9.01 EXHIBITS

Exhibit NumberDescription

Exhibit 10.1Dismissal Letter of Fruci & Associates II, PLLC CPA Firm

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 12, 2018		GENETHERA, INC.

	By:	/s/ Tannya L. Irizarry Tannya L. Irizarry Chief Financial Officer